UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on May 19, 2022, Centennial Resource Development, Inc., a Delaware corporation (“Centennial”), Centennial Resource Production, LLC, a Delaware limited liability company and subsidiary of Centennial (“Merger Sub” and, together with Centennial, the “Centennial Parties”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (the “Colgate Unitholder”), entered into that certain Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Centennial (the “Surviving Company”). On July 28, 2022, Centennial filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the special meeting of Centennial’s stockholders to approve certain matters related to the Merger, which will be held on August 29, 2022.

Since the filing of the Proxy Statement, one complaint has been filed with respect to the Merger in the United States District Court for the Southern District of New York, one complaint has been filed with respect to the Merger in the United States District Court for the District of Delaware and one complaint has been filed with respect to the Merger in the United States District Court for the District of Colorado. The complaints are captioned as follows: Robert Scott v. Centennial Resource Development, Inc., et al., No. 1:22-cv-06906-GHW (S.D.N.Y.) (“Scott”); Robert Wilhelm v. Centennial Resource Development, Inc., et al., No. 1:22-cv-01053-UNA (D. Del.) (“Wilhelm”); and Samuel Carlisle v. Centennial Resource Development, Inc., et al., No. 1:22-cv-02007-DDD (D. COLO.) (“Carlisle,” and together with Scott and Wilhelm, the “Stockholder Actions”).

The Stockholder Actions were filed by purported Centennial stockholders and assert claims against Centennial and members of the board of directors of Centennial (the “Centennial Board”).

The Stockholder Actions generally allege, among other things, that the Proxy Statement omits material information related to the Merger, rendering the Proxy Statement false and misleading in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, as well as Rule 14a-9 promulgated thereunder. The Stockholder Actions seek, among other relief, (i) injunctive relief enjoining each of the proposed issuance of Centennial common stock as merger consideration, the stockholder vote to authorize such issuance and consummation of the Merger and (ii) to recover damages and costs. In addition, as of the date of this Current Report on Form 8-K, six purported stockholders sent letters to Centennial alleging similar deficiencies in Centennial’s preliminary proxy statement filed on Schedule 14A on June 10, 2022 (the “Preliminary Proxy Statement”) and, in the case of one such stockholder the Proxy Statement, to those noted in the above-referenced Stockholder Actions (collectively, the “Demand Letters”).

Centennial believes that the claims in the Stockholder Actions and Demand Letters are without merit and intends to vigorously defend against them.

Supplemental Proxy Statement Disclosure

Centennial does not believe, with respect to the Stockholder Actions or Demand Letters, that supplemental disclosures are required or necessary under applicable laws or that any information contained herein is material. However, solely to moot the unmeritorious disclosure claims and minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, Centennial is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the Stockholder Actions and Demand Letters. These supplemental disclosures should be read in conjunction with, and incorporated by reference into, the Proxy Statement. Centennial denies the allegations in the Stockholder Actions and Demand Letters, and denies any violation of law. Centennial believes that the Preliminary Proxy Statement and Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, Centennial makes the following amended and supplemental disclosures. For clarity, new text within the amended or amended and restated portions of the Proxy Statement is highlighted with bold, underlined text.

The section of the Proxy Statement entitled “Background of the Transactions” is amended and supplemented as follows:

The disclosure on page 79 of the Proxy Statement below the subheading “Background of the Merger” is amended and supplemented by adding the following sentence to the end of the first paragraph as follows:

The nondisclosure agreement executed by Centennial and Colgate did not contain any “standstill” or “Don’t Ask, Don’t Waive” provisions.

The section of the Proxy Statement entitled “Financial Analyses” is amended and supplemented as follows:

The last sentence of the third full paragraph on page 91 of the Proxy Statement is amended and restated as follows:

Citi then applied, based on Citi’s professional judgment, selected ranges of calendar year 2023 estimated EBITDAX multiples, calendar year 2023 estimated cash flow per share multiples and calendar year 2023 estimated free cash flow yields derived from the Colgate selected companies of 3.0x to 3.6x, 2.1x to 3.1x and 27.4% to 19.2%, respectively, taking into account the observed median and overall high calendar year 2023 estimated multiples and yields of the Colgate selected companies, to the estimated calendar year 2023 estimated EBITDAX, calendar year 2023 estimated cash flow and calendar year 2023 estimated free cash flow of Colgate, respectively.

The last sentence of the third full paragraph on page 92 of the Proxy Statement is amended and restated as follows:

Citi then applied, based on Citi’s professional judgment, a selected range of next 12 months estimated EBITDAX multiples derived from the selected precedent transactions of 3.1x to 5.1x, taking into account the observed median calendar year 2023 estimated multiple of the selected precedent transactions, to Colgate’s next 12 months (as of March 31, 2022) estimated EBITDAX.

The last sentence of the last paragraph beginning on page 92 of the Proxy Statement is amended and restated as follows:

An implied aggregate reference range for Colgate’s proved developed reserves, drilled uncompleted reserves and currently undeveloped reserves in Texas and New Mexico was derived by calculating the net present values (as of March 31, 2022) of the unlevered, after-tax free cash flows that Colgate was projected to generate from such assets net of general and administrative expenses based on the Colgate forecasts prepared by the management of Centennial using a selected range of discount rates of 10.6% to 11.9% derived from a weighted average cost of capital calculation.

The second and third sentences of the second full paragraph on page 93 of the Proxy Statement are amended and restated as follows:

Citi calculated terminal values for Colgate by applying to Colgate’s fiscal year 2026 estimated EBITDAX a range of EBITDAX multiples of 3.5x to 5.0x selected based on Citi’s professional judgment and taking into account the observed calendar year 2023 estimated EBITDAX multiples of the Colgate selected companies. The present values (as of March 31, 2022) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.6% to 11.9% derived from a weighted average cost of capital calculation.

The last sentence of the first full paragraph on page 94 of the Proxy Statement is amended and restated as follows:

Citi then applied, based on Citi’s professional judgment, selected ranges of calendar year 2023 estimated EBITDAX multiples, calendar year 2023 estimated cash flow per share multiples and calendar year 2023 estimated free cash flow yields derived from the Centennial selected companies of 3.0x to 3.6x, 2.1x to 3.1x and 29.1% to 19.2%, respectively, taking into account the observed median and overall high calendar year 2023 estimated multiples and yields of the Centennial selected companies, to the estimated calendar year 2023 estimated EBITDAX, calendar year 2023 estimated cash flow and calendar year 2023 estimated free cash flow of Centennial based on the Centennial forecasts prepared by the management of Centennial utilizing Wall Street consensus pricing.

The last sentence of the third full paragraph on page 94 of the Proxy Statement is amended and restated as follows:

An implied aggregate reference range for Centennial’s proved developed reserves and currently undeveloped reserves in Texas and proved developed reserves, drilled uncompleted reserves and currently undeveloped reserves in New Mexico was derived by calculating the net present values (as of March 31, 2022) of the unlevered, after-tax free cash flows that Centennial was projected to generate from such assets net of general and administrative expenses based on the Centennial forecasts prepared by the management of Centennial using a selected range of discount rates of 10.6% to 11.9% derived from a weighted average cost of capital calculation.

The second and third sentences of the last paragraph beginning on page 94 of the Proxy Statement are amended and restated as follows:

Citi calculated terminal values for Centennial by applying to Centennial’s fiscal year 2026 estimated EBITDAX a range of EBITDAX multiples of 3.5x to 5.0x selected based on Citi’s professional judgment and taking into account the observed calendar year 2023 estimated EBITDAX multiples of the Centennial selected companies. The present values (as of March 31, 2022) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.6% to 11.9% derived from a weighted average cost of capital calculation.

The section of the Proxy Statement entitled “Certain Additional Information” is amended and supplemented as follows:

The second and third bullet points on page 96 of the Proxy Statement below the heading “Certain Additional Information” are amended and restated as follows:

•

publicly available Wall Street research analysts’ price targets for Class A Common Stock, which implied overall low and high price targets for Class A Common Stock of $9.00 per share and $14.00 per share, respectively, and, on an illustrative discounted basis (discounted one year using a selected discount rate of 13.2% based on an assumed illustrative cost of equity for Centennial), approximately $7.95 per share and $12.35 per share, respectively; and

•

certain illustrative pro forma financial effects of the Merger on, among other things, Centennial’s calendar year 2023 and calendar year 2024 estimated cash flow per share and calendar year 2023 and calendar year 2024 estimated free cash flow per share, based on the Centennial forecasts and the Colgate forecasts prepared by the management of Centennial utilizing Wall Street consensus pricing and NYMEX strip pricing, public filings and other publicly available information and after taking into account, among other things, potential strategic implications, cost savings, tax benefits and other financial and operational benefits anticipated by the management of Centennial to result from the Merger, which indicated that the Merger could be accretive to Centennial based on such metrics by approximately 11.0% to 28.4%.

The section of the Proxy Statement entitled “Certain Centennial Projected Financial Information” is amended and supplemented as follows:

The second and third tables on page 100 of the Proxy Statement below the subheading “Centennial Management’s Unaudited Forecasted Financial Information of Centennial” are amended and restated in their entirety as follows:

NYMEX Strip ($ in millions, unless otherwise noted)
Oil Sales	$1,256	$1,246	$1,100	$1,024	$968

Natural Gas & NGL Sales	$385	$286	$277	$287	$295

Total Sales	$1,641	$1,532	$1,377	$1,311	$1,263
Cash Expenses	($356)	($423)	($379)	($377)	($375)

Realized Hedge Gain / (Loss)	($204)	($24)	—	—	—

EBITDAX (5)	$1,081	$1,085	$998	$934	$888
Interest Expense	($48)	($48)	($48)	($48)	($35)

Other Expenses (Exploration & Cash Tax)	($8)	($9)	($39)	($80)	($85)

Cash Flow from Operations (Pre-NWC) (6)	$1,024	$1,028	$910	$806	$768
Capital Expenditures & Changes in Net Working Capital	($458)	($459)	($372)	($418)	($387)

Free Cash Flow (Levered) (7)	$567	$569	$538	$388	$381
Free Cash Flow (Unlevered) (8)	$615	$616	$545	$423	$405

Wall Street Consensus ($ in millions, unless otherwise noted)
Oil Sales	$1,184	$1,119	$1,060	$996	$981

Natural Gas & NGL Sales	$309	$237	$250	$246	$257

Total Sales	$1,493	$1,356	$1,309	$1,242	$1,238
Cash Expenses	($346)	($410)	($374)	($372)	($373)

Realized Hedge Gain / (Loss)	($153)	($4)	—	—	—

EBITDAX (5)	$994	$942	$935	$871	$865
Interest Expense	($48)	($48)	($48)	($48)	($35)

Other Expenses (Exploration & Cash Tax)	($8)	($8)	($9)	($31)	($80)

Cash Flow from Operations (Pre-NWC) (6)	$938	$886	$878	$791	$751
Capital Expenditures & Changes in Net Working Capital	($458)	($459)	($372)	($418)	($387)

Free Cash Flow (Levered) (7)	$480	$427	$506	$373	$364
Free Cash Flow (Unlevered) (8)	$528	$475	$545	$374	$388

(1)	All dollar values are in millions, unless otherwise noted.
(2)

The information in this table does not take into account any circumstances or events occurring after the date it was prepared. Given that the Special Meeting will be held several months after such information was prepared and the uncertainties inherent in any forecasted information, Centennial shareholders are cautioned not to place undue reliance on such information.

(3)

The table reflects certain summarized unaudited prospective financial and operating information of Centennial that reflect historical unaudited financial and operating information of Centennial through March 31, 2022 and unaudited prospective financial and operating information for April 1, 2022 through December 31, 2022 and January 1, 2023 through December 31, 2026.

(4)	Centennial’s forecasted Total Daily Production is calculated on a three-stream basis of oil, natural gas and NGLs.
(5)

Centennial defines EBITDAX (a non-GAAP measure) as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expense, non-cash gains or losses on derivatives, stock-based compensation (non-cash settled), gain/loss from the sale of assets and non-recurring items. Centennial excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within Centennial’s industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historical costs of depreciable assets, none of which are components of EBITDAX.

(6)

Centennial defines Cash Flow from Operations (Pre-NWC) (a non-GAAP measure) as cash flow from operations before changes in net working capital. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

(7)

Centennial defines Free Cash Flow (Levered) (a non-GAAP measure) as net cash provided by operating activities, less incurred capital expenditures and certain non-ordinary cash payments. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

(8)

Centennial defines Free Cash Flow (Unlevered) (a non-GAAP measure) as net cash provided by operating activities, less incurred capital expenditures, certain non-ordinary cash payments and cash interest payments on debt. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

The second and third tables on page 101 of the Proxy Statement below the subheading “Centennial Management’s Unaudited Forecasted Financial Information of Colgate” are amended and restated in their entirety as follows:

NYMEX Strip ($ in millions, unless otherwise noted)
Oil Sales	$1,335	$1,477	$1,485	$1,430	$1,282

Natural Gas & NGL Sales	$502	$448	$452	$480	$459

Total Sales	$1,837	$1,925	$1,938	$1,911	$1,741
Cash Expenses	($340)	($385)	($426)	($450)	($437)

EBITDAX (5)	$1,498	$1,540	$1,512	$1,461	$1,304
Interest Expense	($79)	($66)	($66)	($66)	($46)

Other Expenses (Exploration & Cash Tax)	($165)	($163)	($173)	($168)	($160)

Cash Flow from Operations (Pre-NWC) (6)	$1,254	$1,311	$1,272	$1,227	$1,098
Capital Expenditures & Changes in Net Working Capital	($652)	($715)	($642)	($616)	($502)

Free Cash Flow (Levered) (7)	$602	$596	$630	$611	$596
Free Cash Flow (Unlevered) (8)	$654	$638	$672	$654	$623

Wall Street Consensus ($ in millions, unless otherwise noted)
Oil Sales	$1,285	$1,380	$1,402	$1,355	$1,299

Natural Gas & NGL Sales	$417	$378	$411	$420	$411

Total Sales	$1,703	$1,758	$1,813	$1,774	$1,710
Cash Expenses	($329)	($372)	($417)	($439)	($434)

EBITDAX (5)	$1,374	$1,386	$1,396	$1,335	$1,276
Interest Expense	($81)	($67)	($66)	($66)	($46)

Other Expenses (Exploration & Cash Tax)	($136)	($128)	($147)	($139)	($154)

Cash Flow from Operations (Pre-NWC) (6)	$1,156	$1,190	$1,183	$1,130	$1,076
Capital Expenditures & Changes in Net Working Capital	($652)	($715)	($642)	($616)	($502)

Free Cash Flow (Levered) (7)	$504	$475	$541	$514	$575
Free Cash Flow (Unlevered) (8)	$558	$518	$583	$556	$601

(1)	All dollar values are in millions, unless otherwise noted.
(2)

The information in this table does not take into account any circumstances or events occurring after the date it was prepared. Given that the Special Meeting will be held several months after such information was prepared and the uncertainties inherent in any forecasted information, Centennial unitholders are cautioned not to place undue reliance on such information.

(3)

The table reflects certain summarized unaudited prospective financial and operating information of Colgate that reflect unaudited prospective financial and operating information for January 1, 2022 through December 31, 2026.

(4)	Colgate’s forecasted Total Daily Production is calculated on a three-stream basis of oil, natural gas and NGLs.
(5)

Centennial defines Colgate EBITDAX (a non-GAAP measure) as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expense, non-cash gains or losses on derivatives, stock-based compensation (non-cash settled), gain/loss from the sale of assets and non-recurring items. Centennial excludes the items listed above from net income in arriving at Colgate EBITDAX because these amounts can vary substantially from company to company within Colgate’s industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Colgate EBITDAX are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historical costs of depreciable assets, none of which are components of Colgate EBITDAX.

(6)

Centennial defines Colgate Cash Flow from Operations (Pre-NWC) (a non-GAAP measure) as cash flow from operations less adjustments for net working capital. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

(7)

Centennial defines Colgate Free Cash Flow (Levered) (a non-GAAP measure) as net cash provided by operating activities, less incurred capital expenditures and certain non-ordinary cash payments. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

(8)

Centennial defines Colgate Free Cash Flow (Unlevered) (a non-GAAP measure) as net cash provided by operating activities, less incurred capital expenditures, certain non-ordinary cash payments and cash interest payments on debt. Accordingly, it should not be considered as a substitute for any measure prepared in accordance with GAAP.

The disclosure on page 102 of the Proxy Statement is supplemented by adding the following immediately prior to the last paragraph below the subheading “Centennial Management’s Unaudited Forecasted Financial Information of Centennial”:

Please see the section titled “Unaudited Pro Forma Combined Financial Information” beginning on page 150 of this Prospectus, including the Unaudited Pro Forma Combined Balance Sheet and the line item titled “Long-term debt, net” and related footnotes thereto, for the amount of long-term debt Centennial intends to assume or incur in connection with the proposed Merger.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this communication, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This communication relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial has filed with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial may also file other documents regarding the proposed Merger with the SEC. The Proxy Statement has been sent or given to the Centennial stockholders and contains important information about the proposed Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), WHICH IS CURRENTLY AVAILABLE, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE PROPOSED MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Merger may be obtained by reading the Proxy Statement regarding the proposed Merger. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: August 19, 2022	By:	/s/ George S. Glyphis
George S. Glyphis
Executive Vice President and Chief Financial Officer